EXHIBIT 10.53

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is made as of the 19th day of December, 2012, by and between SP III 909 LAKE CAROLYN PARKWAY, L.P., a Delaware limited partnership (“Seller”), and KBSIII TOWER AT LAKE CAROLYN, LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A.      Seller and KBS Capital Advisors, LLC, a Delaware limited liability company (“Original Buyer”), Buyer’s predecessor-in-interest, are parties to that certain Purchase and Sale Agreement dated as of December 5, 2012 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B.      The Purchase Agreement was assigned to Buyer pursuant to an Assignment and Assumption of Purchase Agreement dated December 18, 2012, by and between Original Buyer, as assignor, and Buyer, as assignee.

C.      Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1.        Recitals.  The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2.        Exhibits.  Exhibits B (List of Lease Documents), J (Service Contracts), N (Pre-Closing Leasing Costs) and O (Pre-Closing Capital Costs) attached to the Purchase Agreement shall be, and hereby are, deleted therefrom, and Exhibits B (List of Lease Documents), J (Service Contracts), N (Pre-Closing Leasing Costs) and O (Pre-Closing Capital Costs) attached hereto shall be, and hereby are, substituted in their place, respectively.

3.        Effectiveness of Agreement.  Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

4.        Counterparts.  This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

5.        Telecopied Signatures.  A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this

First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.

6.         Successors and Assigns.  All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment as of the date first above stated.

[SIGNATURES ON NEXT PAGE]

“SELLER”

SP III 909 LAKE CAROLYN PARKWAY, L.P.,
a Delaware limited partnership

By:	SP III 909 Lake Carolyn Parkway G.P., LLC, a Delaware limited liability company, its general partner

	By:	/s/ Mark Zikakis
	Name:	Mark Zikakis
	Title:	Vice President

	By:	/s/ Darla Szalla
	Name:	Darla Szalla
	Title:	Vice President

“BUYER”

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT B

LIST OF LEASE DOCUMENTS

Suite 40 – Mason’s Café (Hyung Kim)

1.	Lease Agreement dated November 30, 2005
2.	Letter Agreement dated November 30, 2005
3.	Confirmation of Commencement Date dated September 19, 2006
4.	Parking Abatement Letter dated January 19, 2007
5.	Consent to Assignment dated August 8, 2008
6.	Assignment of Lease dated August 8, 2008
7.	Consent to Assignment dated May 2011
8.	Assignment of Lease dated May 18, 2011

Suite 102 – AXO Group LLC

1.	Lease Agreement dated March 11, 2011
2.	Confirmation of Commencement Date dated March 25, 2011

Suite 104 –Jay Lowe D/B/A State Farm Insurance

1.	Lease Agreement dated August 21, 2012
2.	Confirmation of Commencement Date dated October 11, 2012

Suite 106 – Expressways to Learning DFW Inc.

1.	Lease Agreement dated July 26, 2012
2.	Confirmation of Commencement Date dated September 13, 2012
3.	Amendment No. 1 dated October 2012

Suite 120 – Remy Cointreau USA, Inc.

1.	Lease Agreement dated June 11, 2007
2.	Letter Agreement dated June 11, 2007
3.	Confirmation of Commencement Date dated July 16, 2007

Suite 150 –Realty Capital Management, LLC

1.	Lease Agreement dated August 28, 2012
2.	Confirmation of Commencement Date dated October 31, 2012

Suite 160 – First American Title Company, LLC

1.	Lease Agreement dated March 5, 2010
2.	Confirmation of Commencement Date dated April 29, 2010

Suite 170 – Lakeshore Consortium, Inc.

1.	Lease Agreement dated April 29, 2011
2.	Confirmation of Commencement Date dated July 18, 2011
3.	Amendment No. 1 August 1, 2011

Suite 200 – Rise Energy Operating, Inc.

1.	Lease Agreement dated April 13, 2010

2.	Confirmation of Commencement Date dated May 25, 2010

Suite 220 – Four Seasons Hotels, Ltd.

1.	Lease Agreement dated April 13, 2007
2.	Letter Agreement dated April 13, 2007
3.	Confirmation of Commencement Date dated August 1, 2007
4.	Storage Space License dated December 1, 2008
5.	Amendment No. 1 dated September 14, 2012

Suite 230 – PCL Construction, Inc.

1.	Lease Agreement dated May 16, 2012
2.	Commencement Date Letter dated June 6, 2012

Suite 300/380/390 – Succeed on Purpose (fka Latimark, Inc.)

1.	Lease Agreement dated September 20, 2005
2.	Letter Agreement dated September 20, 2005
3.	Confirmation of Commencement Date dated October 12, 2005
4.	Form of Offer Notice dated November 14, 2005
5.	Amendment No. 1 executed February 29, 2008
6.	Confirmation of Suite 300 Effective Date dated July 28, 2008
7.	Certificate of Amendment for Name Change dated June 9, 2009
8.	Amendment No. 2 executed March 2, 2011
9.	Confirmation of effective date dated 3-24-11

Suite 310 – The Helix Financial Group, LLC

1.	Lease Agreement dated February 2010
2.	Confirmation of Commencement Date dated May 3, 2010
3.	Amendment No. 1 dated May 16, 2011
4.	Amendment No. 2 dated February 23, 2012

Suite 320 – TransSynergy Group, Inc.

1.	Lease Agreement dated January 20, 2011
2.	Confirmation of Commencement Date dated July 26, 2011

Suite 350 – CBRE Management and Conference Center

Suite 375 – Professional Access, Ltd., Inc.

1.	Lease Agreement dated November 28, 2005
2.	Letter Agreement dated November 28, 2005
3.	Confirmation of Commencement Date dated December 16, 2005
4.	Amendment No. 1 executed April 14, 2009
5.	Amendment No. 2 executed July 30, 2012

Suite 400 – Fairchild Semiconductor Corporation

1.	Office Lease Agreement dated June 30, 2005
2.	Confirmation of Commencement Date dated October 27, 2005

3.	Form of Offer Notice dated September 3, 2008
4.	Amendment No. 1 dated October 5, 2012

Suite 600 - Trilogi, Inc.

1.	Office Lease Agreement dated May 31, 2012
2.	Form of Refusal Notice dated May 16, 2012
3.	First Amendment to Lease dated August 8, 2012
4.	Confirmation of Commencement Date dated June 6, 2012

Suite 700 – SITA S.C.

1.	Office Lease Agreement dated August 22, 2002
2.	Commencement Letter dated October 8, 2002
3.	Amendment No. 1 dated September 28, 2007
4.	Letter Agreement dated September 27, 2007
5.	Confirmation of Effective Date
6.	Amendment No. 2 dated October 1, 2009

Suite 750 – Thru, LLC

1.	Office Lease Agreement (Short Form Lease) dated February 24, 2005
2.	Amendment No. 1 dated August 26, 2005
3.	Letter Agreement dated September 1, 2005
4.	Confirmation of Commencement Date dated September 14, 2005
5.	Amendment to Articles of Organization filed January 23, 2006
6.	Temporary Use and Occupancy License dated January 2007
7.	Amendment No. 2 dated February 7, 2007
8.	Confirmation of Effective Date dated August 16, 2007
9.	Amendment No. 3 dated November 1, 2009
10.	Consent to sublease dated February 4, 2005
11.	Rumble International, LLC- Name Change

Suite 775 – Forte Productions LLC

1.	Lease Agreement dated October 25, 2011
2.	Confirmation of Commencement Date dated November 9, 2011
3.	Amendment No.1 dated June 4, 2012
4.	Confirmation of Commencement Date dated June 25, 2012

Suite 800 – RLI Insurance Company

1.	Office Lease Agreement dated December 17, 2003
2.	Commencement Letter dated April 5, 2004
3.	Amendment No. 1 dated October 23, 2009
4.	Letter Agreement dated February 6, 2012

Suite 850 – Ricondo and Associates, Inc.

1.	Lease Agreement dated June 16, 2010
2.	Confirmation of Commencement Date dated July 8, 2010

3.	Revised Confirmation of Commencement dated October 21, 2011

Suite 900/960/970/980 – JLB Partners, LP

1.	Lease Agreement dated April 30, 2007
2.	Letter Agreement dated April 30, 2007
3.	Amendment No. 1 dated April 30, 2007
4.	Confirmation of Commencement Date dated May 10, 2007
5.	Confirmation of Suite 970 Effective Date dated August 16, 2007
6.	Amendment No. 2 dated October 31, 2007
7.	Letter Agreement dated October 26, 2007
8.	Temporary Use and Occupancy License dated October 31, 2007
9.	Confirmation of Suite 900 Effective Date dated April 3, 2008
10.	Storage Space License dated February 7, 2011
11.	Consent to Sublease dated October 2009

Suite 950 – NFI Road Rail

1.	Lease Agreement dated October 19, 2012
2.	Guaranty dated October 19, 2012

Suite 1000 – Pacific Life Insurance Company

1.	Temporary Use and Occupancy License dated August 21, 2007
2.	Lease Agreement dated August 31, 2007
3.	Letter Agreement dated August 31, 2007
4.	Confirmation of Commencement Date dated February 14, 2008

Suite 1020 – Direct Energy, L.P.

1.	Office Lease Agreement dated October 28, 2003
2.	Commencement Letter dated January 8, 2004
3.	First Amendment dated June 6, 2004
4.	Second Amendment dated November 4, 2004
5.	Commencement Letter dated October 12, 2005
6.	Third Amendment to Lease dated November 1, 2005
7.	Fourth Amendment to Lease dated March 13, 2007
8.	Fourth Amendment Letter Agreement dated March 13, 2007
9.	Fifth Amendment to Lease dated May 23, 2007
10.	Confirmation of Suite 1020 Effective Date dated November 19, 2007
11.	Sixth Amendment to Lease dated January 20, 2010
12.	Seventh Amendment to Lease dated March 31, 2010
13.	Eighth Amendment to Lease dated September 12, 2011
14.	Ninth Amendment to Lease dated October 31, 2012

Suite 1030/1050/1080 – Pernod Ricard USA, LLC

1.	Lease Agreement dated May 9, 2006
2.	Letter Agreement dated May 9, 2006
3.	Confirmation of Commencement Date dated May 4, 2007
4.	Storage Space License dated April 1, 2010

5.	Amendment No. 1 dated July 27, 2011
6.	Confirmation of Expansion Effective Date dated October 25, 2011

Suite 1100 – Modern Biomedical Services, Inc.

1.	Lease Agreement dated October 25, 2010
2.	Confirmation of Commencement Date dated January 3, 2011

Suite 1125 – Navayuga Infotech, LLC

1.	Lease Agreement dated February 18, 2011
2.	Confirmation of Commencement Date dated April 22, 2011
3.	First Amendment to Lease dated May 24, 2011
4.	Revised Confirmation of Commencement Date dated November 2, 2011
5.	Amendment No. 1 dated May 24, 2011

          Sublease :

          G&A Outsourcing, Inc.

1.	Sublease Agreement dated June 27, 2012
2.	Consent to Sublease dated July 20, 2012

Suite 1150 – The Caldwell Partners International, Inc.

1.	Lease Agreement dated June 5, 2009
2.	Confirmation of Commencement Date dated August 27, 2009

Suite 1170 – Old Republic Construction Program Group, Inc.

1.	Lease Agreement dated August 12, 2010
2.	Confirmation of Commencement Date dated January 3, 2011

Suite 1200/1300 – Matheson Tri-Gas, Inc.

1.	Lease Agreement dated June 8, 2010
2.	Confirmation of Commencement Date July 26, 2010
3.	Amendment No. 1 dated October 7, 2011
4.	Confirmation of Commencement Date dated March 28, 2012

Suite 1400 – Amtel, LLC .

1.	Lease Agreement dated May 22, 2012
2.	Confirmation of Commencement Date dated October 11, 2012

Suite 1425/1450 – IPC Systems, Ltd. (dba Alliant Systems)

1.	Office Lease Agreement dated December 16, 2002
2.	Commencement Letter dated March 12, 2003
3.	Name Change Notice Letter dated August 2004
4.	Amendment No. 1 executed April 25, 2008 (relo to Suite 1450)
5.	Letter Agreement dated April 25, 2008
6.	Confirmation of Effective Date dated July 28, 2008
7.	Amendment No. 2 dated May 27, 2011

8.	Confirmation of Ste 1425 Commencement Date dated August 18, 2011
9.	Revised Confirmation of Suite 1425 Effective Date dated October 19, 2011

Suite 1500 – Personnel Decisions International Corporation

1.	Lease Agreement dated October 17, 2005
2.	Letter Agreement dated October 17, 2005
3.	Confirmation of Commencement Date dated May 8, 2007
4.	Form of Offer Notice dated July 6, 2011 (suite 1400)
5.	Form of Offer Notice dated July 8, 2011 (suite 1470)
6.	Form of Offer Notice dated May 20, 2011 (suite 1425)
7.	Form of Offer Notice dated February 21, 2012 (suite1400)

Suite 1600 – Usability Sciences Corporation

1.	Lease Agreement dated August 29, 2011
2.	Confirmation of Commencement Date dated January 5, 2012

Suite 1700 – Standard Pacific of Texas, Inc.

1.	Lease Agreement dated March 16, 2010
2.	Confirmation of Commencement Date Letter dated June 28, 2010
3.	Amendment No. 1 dated April 24, 2012
4.	Amendment No. 2 dated June 20, 2012
5.	Confirmation of Commencement Date dated August 16, 2012

Suite 1750 – Principal Life Insurance Company

1.	Lease Agreement dated December 12, 2006
2.	Letter Agreement dated December 12, 2006
3.	Confirmation of Commencement Date dated March 21, 2007
4.	Notice of Change of Tenant Address dated September 21, 2011

          Sublease:

          The AMS Users’ Group, Inc.

3.	Sublease dated October 24, 2008
4.	Consent to Sublease dated October 16, 2008

Suite 1800 – Direct Packet, Inc.

1.	Lease Agreement dated January 22, 2010
2.	Confirmation of Commencement Date dated April 29, 2010
3.	Amendment No. 1 dated October 1, 2012

Suite 1825 – Double Eagle Capital LLC

1.	Lease Agreement dated June 2, 2005
2.	Confirmation of Commencement Date dated August 23, 2005
3.	Amendment No. 1 dated December 22, 2005
4.	Letter Agreement dated December 22, 2005
5.	Confirmation of Commencement Date dated March 17, 2006

6.	Amendment No. 2 dated June 2010

Suite 1830/1850 – The D.C. CADD Company

1.	Lease Agreement dated November 12, 2004
2.	Commencement Letter dated January 31, 2005
3.	Amendment No. 1 dated December 22, 2005
4.	Letter Agreement dated December 22, 2005
5.	Confirmation of First Expansion Premises Effective Date dated May 10, 2007
6.	Amendment No. 2 dated December 1, 2009

Suite 1900/1915 – THEO Executive Group, LLC

1.	Lease Agreement dated April 21, 2008
2.	Letter Agreement dated April 21, 2008
3.	Confirmation of Commencement Date dated June 27, 2008
4.	Amendment No. 1 dated October 19, 2011 (Suite 1900)
5.	Confirmation of Commencement Date dated June 6, 2012
6.	Amendment No. 2 dated November 12, 2012

Suite 1925/765/1915 – DW Energy Group, Inc.

1.	Lease Agreement dated August 12, 2008
2.	Letter Agreement dated August 12, 2008
3.	Confirmation of Effective Date dated August 21, 2008 (confirmation of temp space)
4.	Confirmation of Effective Date dated December 1, 2008
5.	Amendment No. 1 dated October 10,2012

Suite 1950 – Destileria Serralles, Inc.

1.	Lease Agreement dated December 19, 2008
2.	Confirmation of Commencement Date dated April 8, 2009

License Agreements:

Captivate Network, Inc.

1.	License Agreement dated May 17, 2000
2.	First Amendment to License Agreements dated April 1, 2001
3.	Letter Agreement dated October 12, 2004
4.	Assignment and Assumption Agreement dated April 1, 2005
5.	Captivate Media Service Agreement dated May 14, 2012

DFW Parksigns Advertising, LP

1.	Advertising Sales License Agreement dated January 5, 2002

Federal Express Corporation

1.	Placement Agreement dated March 24, 2006

United Parcel Service

1.	License Agreement dated December 6, 2001
2.	Drop Box Agreement effective April 1, 2005

KSWRP

1.	Antenna License Agreement dated July 31, 2009

TW Telecom of Texas LLC

1.	Service Access License Agreement dated July 1, 2009

Time Warner Cable

1.	License Agreement dated January 1, 2012

Terminated Lease List Documents

          Sublease (Suite 990 only):

          NAPE EXPO, Inc.

1.	Sublease Agreement dated October 16, 2009
2.	Consent to Sublease dated October 2009

EXHIBIT J

SERVICE CONTRACTS

Vendor	Service	Contract Date
Admiral Linen Service	Fitness Center Towel Service	5/25/2012
American Commercial Security Services	Security - Contract	3/1/2006
Aquatech	Water Treatment	4/1/2009
Atlantis Services	General Plumbing	1/1/2011
C&D Services	Garage Sweeping	6/23/2005
Central Parking	Parking Garage	2/1/2010
City Wide Building Services	Window Washing	10/8/2011
Coca Cola	Vending Machine	10/6/2005
Community Waste Disposal	Trash Removal - Recycling	7/5/2005
Concierge Connection, Inc.	Concierge Services	2/1/2006
Entech	HVAC Maintenance	4/1/2009
Entech	Chiller/Cooling Tower Maintenance	2/1/2009
Entech	HVAC Preventive Maintenance	3/13/2012
Fujitec America, Inc.	Elevator Maintenance	12/1/2005
Gexa Energy	Electricity Service	3/10/2011
Landscape & Floral	Landscaping - Interior	1/1/2006
Metheny Commercial Lawn	Landscaping-Exterior	8/1/2009
Mid America Metals	Metal Maintenance	8/1/2009
Mitec	Fire Protection Service	10/12/2012
Novacopy	Copier Lease	7/31/2012
UBM	Janitorial - Cleaning / Porters	6/20/2012
Terminex Commercial	Pest Control	1/1/2009
Time Warner Cable	Phone, Internet and Cable Service	8/3/2012

EXHIBIT N

PRE-CLOSING LEASING COSTS

Remaining TI Allowance Applications
Tenant	Suite	Square Footage	Amount Remaining
Matheson Tri-Gas Expansion	1470	4,738	$ 45,478.98
Amtel	1400	4,561	$ 114,025.00
Standard Pacific	1700	12,034	$ 64,141.22
Realty Capital	150	4,262	$ 119,336.00
NFI Road Rail	950	5,943	$ 114,284.40
One Vision / Direct Packet	1800	12,478	$ 124,780.00
			$ 42,394.09*
DW Energy Expansion	1915	1,531	Turn Key Pricing Estimate
State Farm Insurance	0104	935	$ 3,740.00
THEO Group Expansion	1910	1,611	$ 32,220.00
			$ 660,399.69

  LEASING COMMISSIONS

Project Name	Type of Project	Estimated Completion Date	Amount Currently Unfunded
Direct Packet / One Vision Ste 1800	Leasing Commissions	TBD	$56,572.13
Direct Energy	Leasing Commissions	Done	$2,127.69
TOTAL			$58,699.82

*Amounts to be adjusted for any payments prior to the Closing Date.

EXHIBIT O

PRE-CLOSING CAPITAL COSTS

Project Name	Type Of Project	Estimated Completion Date	Amount Currently Unfunded
Corridor/RR Upgrades Floor 18 and Corridor Upgrades Floor 9	Building Improvements	TBD	$69,584.07
Elevator Modernization	Building Improvements	11/1/2013	$482,097.45
Parking Equipment Upgrade	Building Improvements	11/7/2012	$60,000* Estimate to be trued up post closing

*Amounts to be adjusted for any payments prior to the Closing Date.